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$    20,000.00          Dallas                   , Texas               June 22             A.D.   1998
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No later than Two Hundred Ninety Seven (297) days                      after date, for value received,
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I, we, or either of us, promise to pay to the order of Diversified Corporate Resources, Inc.
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                                                                                            the sum of
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Twenty Thousand and no/100 -------------------------------------------------------Dollars ($20,000.00)
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with interest from the date to maturity at the rate of    eight    per cent (8%) per annum, payable at
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    Dallas     , Texas.
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     WE THE MAKERS, SURETIES, ENDORSERS, AND GUARANTORS OF THIS NOTE HEREBY SEVERALLY WAIVE
PRESENTATION FOR PAYMENT, NOTICE OF NON-PAYMENT, PROTEST AND NOTICE OF PROTEST AND DILIGENCE IN
BRINGING SUIT AGAINST ANY PARTY THERETO, AND CONSENT THAT THE TIME OF PAYMENT MAY BE EXTENDED WITHOUT
NOTICE FROM TIME TO TIME. IT IS FURTHER EXPRESSLY AGREED THAT IN THE EVENT THIS NOTE IS PLACED IN THE
HANDS OF AN ATTORNEY FOR COLLECTION, OR SUIT IS BROUGHT ON SAME, OR IF COLLECTED THROUGH BANKRUPTCY OR
PROBATE THEN, AND IN THAT EVENT, TO PAY THE ADDITIONAL AMOUNT OF FIFTEEN PER CENT (15%) ADDITIONAL ON
THE PRINCIPAL AND INTEREST THEN DUE AS ATTORNEY'S FEES.

See Note below.

     The earlier of the date the bonus is
DUE: payable or April 15, 1999.                             J. Michael Moore
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ADDRESS: 12801 N. Central Expressway, Suite 350             /s/ J. Michael Moore
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                                                            Authorized & Witnessed by:
PHONE:   (972)  458-8500                                    /s/ M. Ted Dillard, President
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                                                            M. Ted Dillard
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Note:  The principal and all interest earned through date of repayment are to be deducted from the net proceeds, after taxes, of the 1998 Diversified
Corporate Resources Executive Profit Bonus for fiscal year 1998, or, in lieu of sufficient funds, will be repaid directly from the promissor.